Endo Pharmaceuticals CIBC Annual Biotechnology and Specialty Pharmaceuticals Conference

Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company's pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001. Readers should evaluate any statement in light of these important factors.

Endo Profile Fully integrated specialty pharma company with market leadership in pain management Strong portfolio of marketed, established products Lidoderm(r) Percocet(r) Other brands including Percodan(r) and Zydone(r) Difficult-to-develop generics MSContin generic OxyContin generic tentative FDA approval July 2002 in litigation - tentative trial date June 2003 Substantial pipeline focused on analgesics Moderate-to-severe acute and chronic pain Neuropathic pain

"Pain is an unpleasant sensory and emotional experience associated with actual or potential tissue damage or described in terms of such damage." IASP Definition of Pain 4

Acute vs Chronic Pain Characteristic Acute Pain Chronic Pain Cause Generally known Often unknown Duration of pain Short, Persists after well-characterized healing, ?3 mo Treatment Underlying disease Underlying disease approach and pain disorder 5

Mixed Type Caused by a combination of both primary injury or secondary effects Nociceptive Pain Caused by activity in neural pathways in response to potentially tissue-damaging stimuli Neuropathic Pain Initiated or caused by primary lesion or dysfunction in the nervous system Postoperative pain Mechanical low back pain Sickle cell crisis Arthritis Postherpetic neuralgia Neuropathic low back pain CRPS* Sports/exercise injuries *Complex regional pain syndrome Central post-stroke pain Trigeminal neuralgia Distal polyneuropathy (eg, diabetic, HIV) 7

Physical Functioning Ability to perform activities of daily living Sleep disturbances Social Consequences Relationships with family and friends Intimacy/sexual activity Social isolation Effects of Chronic Pain on the Patient Psychological Morbidity Depression Anxiety Anger Loss of self-esteem Societal Consequences Healthcare costs Disability Lost workdays 6

Product Portfolio

Pipeline NDAs DepoMorphine(tm) EN3247 Oral Rinse Oxymorphone IR (1) Oxymorphone ER Lidoderm(r) (Low back pain) CHRONOGESIC(tm) Propofol IDD-D(tm) Filed 12/02 Pre-Clinical Phase I Phase II Phase III NDA Multiple Projects (Undisclosed) Filed 12/02 NDA Filing target mid-2003 NDA Filing target late 2003/early 2004 (1) Co-developed with Penwest (2) Licensed marketing rights from SkyePharma (3) Licensed marketing rights from DURECT (2) (3) (2)

Oxymorphone Oxymorphone ER Moderate-to-severe pain in patients requiring continuous, around-the- clock opioid therapy for an extended period of time Based on Penwest Pharmaceuticals' TIMERx(r) system: a patented customized, agglomerated hydrophilic complex that forms a controlled-release matrix on compression Multiple strengths: 5,10, 20, 40 mg submitted in NDA Oxymorphone IR Acute moderate-to-severe pain

Oxymorphone - Overview Pure opioid agonist - binds mostly to µ-receptors Typical opioid pharmacology including analgesia Oxymorphone is approximately: Two times more active than hydromorphone Five times more active than oxycodone Ten times more active than morphine Extensive toxicology program - typical opioid Injection and rectal suppository currently marketed in the U.S. Many publications describe efficacy and safety by different routes of administration and in different patient populations

Oxymorphone ER/IR Clinical Program (Overview of Phase II/III Efficacy Studies) Study Indication Comparator Primary Outcome Statistical Significance 02-012 Post Surgical Pain Placebo 02-015 Osteoarthritis Pain Oxycodone CR and Placebo 02-016 Chronic Low Back Pain Oxycodone CR and Placebo 02-025 Osteoarthritis Pain Placebo 02-017 Cancer Pain Morphine Sulfate ER, Oxycodone CR 02-018 Cancer Pain Morphine Sulfate ER - 02-019 Cancer Pain Oxycodone CR 03-004 Post Surgical Pain Oxycodone IR and Placebo 03-005 Post Surgical Pain Oxycodone IR and Placebo

Oxymorphone ER/IR Filed Two NDAs with the FDA - December 2002 Accepted - February 2003 NDA Overview Approximately 2,500 subjects 1,400 received oxymorphone 16 Phase I studies 12 Phase II/III studies

Oxymorphone ER - Efficacy Conclusions Oxymorphone ER >10 mg q12h appears to be effective treatment for moderate-to-severe chronic pain A single dose of oxymorphone ER has a duration of action of at least 12 hours Equianalgesic dose ratios are calculated to be 1.2-2 to 1 for oxycodone CR to oxymorphone ER and 1.8- 2.8 to 1 for morphine ER to oxymorphone ER Note: Oxymorphone ER has not been approved by FDA. The safety and efficacy of Oxymorphone ER have not been established by FDA.

Oxymorphone ER - Safety and Side-Effects Side-effect profile consistent with other opioids (constipation, nausea, somnolence, dizziness and vomiting) Incidence of side-effects similar to oxycodone CR and morphine ER at equianalgesic doses No unexpected safety issues Note: Oxymorphone ER has not been approved by FDA. The safety and efficacy of Oxymorphone ER have not been established by FDA.

Rationale for Multiple Opioids Substantial variability in patient response enables physician to choose opioid that provides best balance between analgesia & side effects e.g., less nausea, sedation, histamine release, etc. Value of opioid rotation cited in pain guidelines incomplete cross tolerance among opioids switching opioids may circumvent tolerance and provide better analgesia may alleviate side effects in individual patients Prescription growth rate was 11% for 2002 vs. 2001

Lidoderm(r) Lidoderm(r) Topical patch launched in 1999 Patent protected through 2015 Orphan Drug status through March 2006 First FDA-approved drug for the treatment of the pain of post-herpetic neuralgia (PHN), a form of neuropathic pain. The only targeted peripheral analgesic Provides analgesia directly to the affected nerves

Lidoderm(r) Mechanism of Action Lidoderm(r) Mechanism of Action Lidoderm(r) penetrates the dermis to deliver direct analgesia to affected nerves Easy and convenient to use -- patches applied to painful area for 12-hour once daily dosing, up to 3 patches Lidoderm(r) is effective and safe used alone or in combination; no added systemic side effects

Characteristic Topical Transdermal Site of Activity Local peripheral tissue Systemic Serum Level Insignificant Necessary Systemic Side Effects Unlikely Likely Placement Directly over Arbitrary painful site Topical (e.g. Lidoderm(r)) vs. Transdermal Delivery Systems (e.g. Duragesic(r))

Post-Herpetic Neuralgia The neuropathic pain of PHN can occur as a result of Herpes Zoster ("shingles") which afflicts ~ one million patients in the U.S. annually Approximately 70% experience some acute or chronic (PHN) pain Patients often describe the pain as "burning", "stabbing", or "aching" PHN occurs in about 20% of shingles patients (damages peripheral nerve fibers) The incidence rises to about 70% in the elderly (>70 years of age)

Lidoderm(r) Prescriptions Source: IMS NPA, 3/03 Quarter Ended Prescriptions (thousands) 75 0 Dec-99 Mar-00 Jun-00 Sep-00 Dec-00 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 21 28 39 49 60 68 81 96 119 139 170 200 243 Mar-03 272 150 225 300

Neuropathic Pain Market 2002 Peripheral Neuropathies 5940 Other Neuropathies 2911 Carpal Tunnel Syndrome 2578 Diabetic Neuropathy 717 Trigeminal Neuralgia 389 PHN 199 Source: IMS NDTI, 12/02 Other Neuropathies 23% Carpal Tunnel Syndrome 20% Peripheral Neuropathies 46% Diabetic Neuropathy 6% Trigeminal Neuralgia 3% PHN 2%

Lidoderm(r) - Life-Cycle Management Open-label pilot studies (ref: WCP 2002; APS 2003) have indicated utility (pain reduction; improved quality of life) in: Chronic low back pain HIV-associated painful peripheral neuropathy Painful diabetic neuropathy Pain of osteoarthritis Idiopathic neuropathy Combination with gabapentin for various neuropathies Based on these data, double blind, placebo-controlled Phase II study initiated in chronic low back pain with patches remaining on for up to 24 hours

Pipeline NDAs DepoMorphine(tm) EN3247 Oral Rinse Oxymorphone IR (1) Oxymorphone ER Lidoderm(r) (Low back pain) CHRONOGESIC(tm) Propofol IDD-D(tm) Filed 12/02 Pre-Clinical Phase I Phase II Phase III NDA Multiple Projects (Undisclosed) Filed 12/02 NDA Filing target mid-2003 NDA Filing target late 2003/early 2004 (1) Co-developed with Penwest (2) Licensed marketing rights from SkyePharma (3) Licensed marketing rights from DURECT (2) (3) (2)

Corporate Summary

Total Net Sales $108.4 $138.5 $252.0 $399.0 1998 2000 2001 2002 (in millions) 1999 $400 $300 $200 $100 $0 $197.4 CAGR 38%

2002 Accomplishments Building a solid platform for sustainable growth: Filed two NDAs with the FDA in 2002 Augmented R&D pipeline by adding EN3247 Oral Rinse for Oral Mucositis Augmented R&D pipeline by in-licensing marketing rights to: CHRONOGESICTM DepoMorphineTM Propofol IDD-DTM Internalized specialty sales force Received tentative FDA approval for oxycodone ER

2003/2004 Expected Milestones Lidoderm(r) continued growth Oxymorphone ER and IR approval and launch EN3247 Oral Rinse (oral mucositis) NDA filing, approval and launch DepoMorphineTM NDA filing, approval and launch Advancement of other pipeline projects Further in-licensing and acquisition activities in pain management and complementary therapies

Endo Pharmaceuticals Nasdaq: ENDP